UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]     Definitive Proxy Statement

|X|     Definitive Additional Materials

[ ]     Soliciting Material Pursuant toss.240.14a-12

                        SYNCOR INTERNATIONAL CORPORATION
                (Name of Registrant as Specified In Its Charter)
________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)  Title of each class of securities to which transaction applies:

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          pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
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      paid previously. Identify the previous filing by registration statement
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On December 6, 2002, Syncor International Corporation issued the following press release:

[GRAPHIC OMITTED]



                                                                   NASDAQ: SCOR


FOR IMMEDIATE RELEASE

                                                      Contact:
                                                      Tony Knight
                                                      Sitrick and Company
                                                      (310) 788-2850

                                                      Bill Powell - Investor
                                                      Relations
                                                      Syncor International Corp.
                                                      (818) 737-4702


                         SYNCOR ADJOURNS SPECIAL MEETING
                    TO VOTE ON ACQUISITION BY CARDINAL HEALTH


WOODLAND HILLS, California, December 6, 2002 - Syncor International Corporation (Nasdaq: SCOR) announced today that it has adjourned the special meeting of stockholders held today until December 30, 2002. The meeting will be reconvened at 2:00 p.m. PST, at the Warner Center Hilton Hotel, 6360 Canoga Avenue, Woodland Hills, California. The purpose of the meeting is to vote on the agreement providing for the acquisition of Syncor by Cardinal Health (NYSE:
CAH). The meeting has been adjourned in order to give Syncor stockholders an opportunity to review the amendments to the original merger agreement dated June 14, 2002 and other recent developments affecting Syncor. As announced on December 4, 2002, under the terms of the amended merger agreement, in the merger, Syncor stockholders will receive 0.47 of a Cardinal Health common share in exchange for each outstanding share of Syncor common stock. Supplemental proxy materials describing the amended merger agreement and related matters will be mailed to all Syncor stockholders as of the record date of October 9, 2002 as soon as such materials have been filed and cleared by the Securities and Exchange Commission, although there can be no assurance that these materials will be mailed in sufficient time to permit the amended merger agreement to be voted upon at the reconvened meeting on December 30, 2002.

         The proposed acquisition of Syncor by Cardinal Health was first announced in June 2002 and is a stock-for-stock merger in which Syncor will become a wholly-owned subsidiary of Cardinal Health. The acquisition remains subject to satisfaction of various conditions, including approval of the amended merger agreement by Syncor stockholders.


About Syncor

         Syncor International Corporation is a leading provider of high technology health care services concentrating on nuclear pharmacy services, medical imaging, niche manufacturing and radiotherapy. In the nuclear pharmacy services business, Syncor compounds and dispenses radiopharmaceuticals for diagnostic and therapeutic use by nuclear medicine departments in hospitals and outpatient clinics. Syncor distributes these time-critical pharmaceuticals to more than 7,000 U.S.-based customers through an integrated network of 130 domestic and 19 international nuclear pharmacies. Medical imaging services are provided through an integrated network of 73 domestic and 19 internationally owned or operated facilities. Syncor announced on June 14, 2002 that it intends to exit the U.S. medical imaging business. Syncor also owns or operates ten domestic and two international production facilities for positron emission tomography (PET) radiopharmaceuticals, and is a party to a series of agreements to make PET technology more accessible to healthcare providers and patients nationwide. For more information visit www.syncor.com.

--------------------------

Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in Syncor's Form 10-K, Form 8-K and Form 10-Q reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the costs, difficulties, and uncertainties related to the integration of acquired businesses, the loss of one or more key customer or supplier relationships, changes in the distribution patterns or reimbursement rates for health-care products and/or services, the costs and other effects of governmental regulation and legal and administrative proceedings, and general economic and market conditions. Syncor undertakes no obligation to update or revise any forward-looking statements.

Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Syncor International Corporation ("Syncor") in connection with the proposed merger, and their interests in the solicitation, is set forth in the definitive proxy statement/prospectus dated October 16, 2002 mailed to Syncor stockholders on October 17, 2002 and filed with the SEC as well as supplemental proxy material dated, mailed and filed with the SEC on November 25, 2002. Additional proxy materials will be filed with the SEC shortly. Cardinal Health, Inc. ("Cardinal Health") has filed a registration statement on Form S-4 in connection with the transaction. Investors and security holders of Syncor are urged to read the definitive proxy statement/prospectus and supplemental proxy material because it contains important information about Cardinal Health, Syncor and the transaction. Investors and security holders may obtain a free copy of the proxy statement/prospectus and the supplemental proxy material, as well as additional proxy materials when they are filed, at the SEC's web site at www.sec.gov. A free copy of the proxy statement/prospectus and the supplemental proxy material, as well as any additional proxy materials once they are filed, may also be obtained from Cardinal Health or Syncor. Cardinal Health and Syncor and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Syncor in favor of the transaction. In addition to the registration statement on Form S-4 filed by Cardinal Health in connection with the transaction, and the proxy statement/prospectus and supplemental proxy material mailed to the stockholders of Syncor in connection with the transaction, as well as any additional proxy materials once they are filed, each of Cardinal Health and Syncor file annual, quarterly and special reports, proxy and information statements, and other information with the SEC. Investors may read and copy any of these reports, statements and other information at the SEC's public reference room located at 450 5th Street, N.W., Washington, D.C., 20549. Investors should call the SEC at 1-800-SEC-0330 for further information. The reports, statements and other information filed by Cardinal Health and Syncor with the SEC are also available for free at the SEC's web site at www.sec.gov. A free copy of these reports, statements and other information may also be obtained from Cardinal Health or Syncor. Investors should read the proxy statement/prospectus, the supplemental proxy materials, as well as any additional proxy materials once they are filed, carefully before making any voting or investment decision.


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